                                                                    Exhibit 10.5


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                                     [LOGO]


                                    M O D U S

                                    M E D I A



                           I N T E R N A T I O N A L



                         1999 Management Incentive Plan

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Modus Media International
1999 Management Incentive Plan
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                         Modus Media International, Inc.
                      1999 Management Incentive Plan (MIP)
                                  Plan Document

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                                TABLE OF CONTENTS


            Section                                     Page
            ----------------------------------------------------
            I.         Purpose                           3.

            II.        Effective Date of Plan            3.

            III.       Eligibility                       3.

            IV.        MIP Target Payouts                3.

            V.         Measurement                       3.

            VI.        Transition Issues                 5.

            VII.       Administration                    6.

            VIII.      Management By Objectives          7.


            Appendix A -- Plan Participant Notification Form
                          re: Goals and Payouts



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Modus Media International
1999 Management Incentive Plan
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                           Modus Media International
                      1999 Management Incentive Plan (MIP)
                                 Plan Document

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I.   Purpose
     -------

     The objective of the 1999 Management Incentive Plan (MIP) is to recognize and reward the achievement of financial and business goals. This program, in conjunction with base salary, is designed to offer key employees of Modus Media International, Inc. and its subsidiaries (the "Company") total cash compensation opportunities that are fully competitive with market levels.



II.  Effective Date of Plan
     ----------------------

     The effective date for implementation of the Plan shall be January 1, 1999. The Plan may be modified or terminated at any time by the executive management of the Company.



III. Eligibility
     -----------

     Certain designated employees whose role and responsibilities are deemed by executive management to be critical to operations and who have direct responsibility for achieving the financial results of the Company, are eligible for participation in the 1999 Management Incentive Plan. Target percentage, plan components and component weightings are defined by position.

     Proposed participation in the MIP Plan for new participants must be approved by the CEO of the Company. All Participants will be notified of eligibility in writing as well as individual MIP components, as shown in Appendix A.



IV.  MIP Target Payout
     -----------------

     Eligible employees will be assigned a target payout for the MIP, expressed as a percentage of total, regular W-2 base earnings, including paid time off and holiday hours, (or equivalent outside the U.S.). This percentage represents the potential dollar award that will be earned at 100% achievement of goals for all Plan components. The target payout percentage will vary according to the Participant's position. Actual earnings will vary by performance.



V.   Measurement
     -----------

     The Management Incentive Plan consists of three components. The Participant will be assigned a target payout for each component, expressed as a percentage of regular base salary, which is used to calculate an amount (i.e. 10% of $50,000 base earnings equals $5,000). The weightings of the components and the resultant target percentages will vary according to the Participant's position, but will always total 100% and be equal to the total MIP target payout described in the previous section.



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Modus Media International
1999 Management Incentive Plan
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     The Components are:

     1.   Annual EBITDA minus Capital Expenditures (CapEx)
          ------------------------------------------------

     The first component relates to performance by an organizational unit such as global, regional, or Solution Center (or a combination thereof) against budgeted performance. (In all cases, "budget" refers to the original budget and not to forecasts or QBR results.) The Participant's position determines which unit or units will apply.

     EBITDA minus CapEx is defined as:

          "Earnings before Interest and Taxes, Depreciation and Amortization, minus Capital Expenditures."

     REBITDA minus CapEx is defined at a Regional or a Solution Center Level as:

          "Earnings before Regional Assessments, Interest and Taxes, Depreciation and Amortization, minus Capital Expenditures."

     This component is measured on an annual basis with payout determined at year-end after close of the Company's financial reporting. The unit's performance against the budgeted goal(s), expressed as a percentage, generates a payout which is expressed as a percentage of the base salary as shown in Appendix A. This payout percentage is multiplied by the component weighting and then the base salary, for actual payout.

     A minimum achievement or "threshold" of EBITDA performance, before CapEx, is applied to determine payout.

     A Participant must be actively employed in the eligible position on December 31st of the plan year to receive any payout under this component.

     All annual awards are capped at 120% of target for the Annual EBITDA minus CapEx component.

     2.   Quarterly EBITDA minus CapEx
          ----------------------------

     The second component is similar to the first, but measured and recorded quarterly. The same definitions of EBITDA minus CapEx and REBITDA minus CapEx as shown above apply.

     This component is measured on a quarterly basis with payout determined at quarter-end after close of the company's financial reporting. The unit's performance against the budgeted goal, expressed as a percentage generates a payout which is expressed as a percentage of the base salary as shown in Appendix A. This payout percentage is multiplied by the component weighting and then multiplied by the base salary for actual payout. For this component, the dollar target is determined using regular base salary for quarter.



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Modus Media International
1999 Management Incentive Plan
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     A Participant must be actively employed in the eligible position for at least two out of the three months of the quarter, and be employed with Modus Media through the last day of the applicable fiscal quarter to receive any payout under this component.

     All Quarterly awards are capped at 120% of target.

     3.   Personal MBOs (Management By Objectives)
          ----------------------------------------

     The third component is tied to individual performance against goals established by the participant and his/her manager. The Participant will generally be assigned at least three personal MBOs. These objectives may be adjusted throughout the year based on business needs.

     Performance against the assigned MBOs will be evaluated by the Participant's manager and an overall rating between 0-100% in 5% increments will be assigned at year end. The payout details will be as shown in Appendix A, expressed as a percentage of the annual base, and multiplied by the component weighting and then actual base salary for actual payout. The weighting of the various MBOs is determined by the rating manager.

     This component is measured on an annual basis with payout determined at year-end. For there to be any payout on this MBO component, the EBITDA threshold for your location must be met as shown in Appendix A.

     A Participant must be actively employed in the eligible position on December 31st to receive any payout under this component.

     Awards on MBO targets cannot exceed 100% of target amounts.

VI.  Transition Issues
     -----------------

     A Participant in the Plan must be actively employed by the Company through December 31, 1999 to receive any payout on annual components. Since the annual components are calculated on regular base salary W-2 earnings (or local country equivalent), payouts for annual components will be pro-rated for those eligible Participants who are hired, promoted or transferred into an eligible position prior to 10/01/99 during fiscal year 1999. Employees who transfer out of an eligible position during the year into a non-eligible position in the Company but who are still employed as of December 31 of that year, will be considered for an award based on the number of weeks in the eligible position and earnings accrued during those weeks as a ratio to the full year.



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Modus Media International
1999 Management Incentive Plan
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     A Participant who is promoted into a higher level position prior to
     10/01/99, which results in a higher Plan target and/or different Plan components, targets, and goals, will have future quarterly and year-end component calculations based on the new plan. A promotion on 10/01/99 or later, will result in pro-rated payout calculations according to actual time spent under each plan. Employees hired or promoted for the first time into bonus eligible positions after 10/01/99 will not be eligible to participate in any component of the 1999 Plan.

     Changes in base salary due to promotional, merit or other increases will be included in a year end base earnings total which will be used for the actual Plan and component targets, and payout calculations. Retroactive pay adjustments will be applied as earnings in the quarter received for quarterly purposes and will not be applied to previous quarters.

     Participants who live and work in a non-United States location will have their MIP payout calculations performed in their local currency.

VII. Administration
     --------------

     The adoption of this Plan shall not be deemed to give any employee the right to be retained in the employ of Modus Media International or its subsidiaries or to interfere with the right of the Company to discharge any employee at any time, nor shall it be deemed to give the Company the right to require any employee to remain in its employ.

     The financial targets assigned and recognized as goals on any of the performance factors may be revised or otherwise modified by the executive management of the Company at any time, to account for any material change in the business or the Company. Any such revisions or modifications will be made in writing to all Participants as soon as possible after the need for such change is determined.

     A Participant's right to receive payment of an award under the Plan shall be no greater than the right of an unsecured general creditor of the Company. All awards under the Plan shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such awards.

     The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.


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Modus Media International
1999 Management Incentive Plan
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                   1999 Management by Objectives (MBO) Process
                           -Overview & Instructions -
--------------------------------------------------------------------------------


Overview:

The 1999 Management Incentive Plan incorporates an annual Management By Objectives component (MB0). The MBO component is weighted such that it accounts for 20% of a participant's targeted MIP award. All bonus eligible employees will be accountable for delivery against key strategic business objectives. Employees will generally have 3 objectives but may have more or less depending on their position.

This MBO process will be instrumental in focusing and driving individual performance and the business toward attainment of 1999 objectives. The 1999 MBO process requires Managers to link all MBOs to MMI's overall 1999 business strategy and goals.

All MBOs should support MMI's one or more of the four Strategic Sine Qua Nons:

Growth
5% EBIT
World Class IT
Unparalleled Execution

For North America when appropriate, the MBO process should strengthen the
-----------------
connection between MBOs and continuous improvement, based on the nature of the participant's role. Participants whose performance directly impacts external customers should have quality and service MBOs that tie to these customers. Managers of these individuals should ensure that:


-- At least one MBO is based on actions to be taken to improve the quality of products and services MMI provides.

-- At least one MBO is based on actions to be taken to improve the performance levels of the services MMI provides.

The third MBO may be based on asset management, qualitative performance, or team based accomplishments.

For Asia and Europe, or any participants whose performance does not directly impact external customers, MBOs may be strategic or operational depending on the nature and level of their position. Managers of these individuals should ensure that MBOs are measurable and may be based on asset management, qualitative performance, or team based accomplishments.

Or, when appropriate, managers may also choose to develop quality and service MBOs that tie to the participant's internal customers at MMI. The content of MBOs is at the discretion of the manager.


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Modus Media International
1999 Management Incentive Plan
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Instructions:


1)   Communicate the overall strategy and objectives of the company and specific
     ---------------------------------------------------------------------------
     objectives of function. An individual's objectives must tie directly into
     ----------------------
     the broader business plan. Communicating this link explicitly helps to enhance the individual's understanding of the overall business and of the climate/environment in which his/her own objectives are set.

2)   Develop approximately 3 strategic or major business-related objectives for
     --------------------------------------------------------------------------
     the position. Work with the participant to develop objectives that may be
     ------------
     quality or service-related, or strategic or operational in nature, depending on the participant's position. MBOs should involve significant positive change beyond the core responsibilities of the position, i.e., continuous improvement, enhanced service accuracy or timeliness, new or improved processes/systems, new business/product opportunities, etc.

     Clearly identify:
     -----------------

     a) The goal in measurable terms (e.g., reduction of defects, improvements in service timeliness or accuracy, improved financial performance);

     b)   The time-frames and essential milestones to meet; and

     c) Specific factors/behaviors likely to influence achievement of the objective. These may be internal or external in nature.

3)   Discuss how and when the individual's performance against the MBOs will be
     --------------------------------------------------------------------------
     reviewed and measured. Establish specific follow-up dates for progress
     ---------------------
     reviews, at which time, you need to craft any changes necessary and resubmit them to the contacts below for approval.

4)   Discuss the year-end evaluation process. Review the MBO rating scale and
     ---------------------------------------
     impact of each MBO as it relates to determining the percentage payout achieved. Note that in 1999 there is no incremental payout for exceeding MBOs; awards are capped at 100% of target. Additionally, any payout for the MBO component is contingent upon meeting the EBITDA threshold for the participant's location.

MBO Process Steps For Managers:

1.   Draft individual MBOs with each bonus eligible individual on your team.

2. Submit the final MBOs to Raymund Chua (for Asia), Mike McHale (for North America), Pat Doyle (for Europe), and Diane Condon (for Corporate and OCS) by March 15, 1999.

3. Meet with employee when final approval is received to discuss any changes and/or to confirm MBOs.

4. Complete a mid-year MBO review with employee and submit any changes to the initial MBO plan with reason adjustment as necessary.

5. Conduct a year-end evaluation process and submit final ratings to the contacts previously named.



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Modus Media International
1999 Management Incentive Plan
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                     1999 Management By Objective (MBO) Plan

Quantitative, Qualitative and Team Based Objectives: Identify approximately 3
---------------------------------------------------
major objectives that are Strategic (or operational), Measurable, Achievable,
-----                     -                           -           -
Results oriented, and Timebound (SMART). These objectives should differentiate
-                     -
from your core responsibilities in that they involve significant change objectives in the areas of continuous quality and service improvement, research or implementing new processes or systems, developing new product/business opportunities, etc.

             What to Accomplish                  Success Factors
           And Time-frame/Milestones        Internal      External
--------------------------------------------------------------------------------

1.





Timing:                                                          Weighting
                                                                 ---------

Year-end Achievement:                                         Year-end Rating
                                                              ---------------


                                                           --------------------
                                                           Express in a percent
                                                                  0-100%



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2.






Timing:                                                          Weighting
                                                                 ---------

Year-end Achievement:                                         Year-end Rating
                                                              ---------------


                                                           --------------------
                                                           Express in a percent
                                                                  0-100%



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Modus Media International
1999 Management Incentive Plan
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3.





Timing:                                                          Weighting
                                                                 ---------

Year-end Achievement:                                         Year-end Rating
                                                              ---------------


                                                           --------------------
                                                           Express in a percent
                                                                  0-100%



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                                        Individual MBO Rating
                                        ---------------------
                    MBO #1
                                              -------
                    MBO #2
                                              -------
                    MBO #3
                                              -------



VIII.  Below, designate an overall 1999 final rating for MBO performance
       -----------------------------------------------------------------



                            1999 Overall MBO Rating
                            -----------------------

                Express in a percentage 0-100% in 5% increments.




                                  ------------




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Modus Media International
1999 Management Incentive Plan
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                     1999 Management By Objective (MBO) Plan

             SAMPLE ONLY FOR ROLES THAT TIE TO EXTERNAL CUSTOMERS



Quantitative, Qualitative and Team Based Objectives: Identify 3 major objectives
---------------------------------------------------             -----
that are Strategic (or operational), Measurable, Achievable, Results oriented,
         -                           -           -           -
and Timebound (SMART). These objectives should differentiate from your core
    -
responsibilities in that they involve significant Change objectives in the areas of continuous quality and service improvement, researching or implementing new processes or systems, developing new product/business opportunities, etc.

                                                                           Success Factors
           Goal - What to Accomplish                             ---------------------------------------
           And Time-frame/Milestones                             Internal            External
--------------------------------------------------------------------------------------------------------
 1. (Quality) Improve accuracy of month-end reporting to five    Team                Agreement with
     top customers to 99.5%. Current accuracy level is 98.2%     commitment          customer on
                                                                                     reporting accuracy

 Timing: Process documentation and improvement action            Clear objectives    definition and
 plans implemented by 2/1/99.                                                        metrics

 Displayed VVA's and additional measurement systems in place     Defined processes
 by 2/15/99. Continuous improvement in reporting accuracy
 metrics, resulting in a sustained accuracy level of 99.5%
 during and after the 3rd quarter of 1999.




Year-end Achievement:                                                                Year-end Rating
---------------------                                                                ---------------


-------------------------------------------------------------------------------------------------------
2. (Service Levels) Improve on-time delivery levels to 99%.      Cross-functional    Confirm customer
                                                                 work/projects       definitions of "On-
                                                                                     time"

Timing:  Opportunity identified, communicated and initiated      Defined processes
         by 6/1/97                                                                   Establish regular
                                                                 Daily metrics       performance
                                                                                     feedback process
                                                                 Problem
                                                                 prevention

Year-end Achievement:                                                                Year-end Rating
---------------------                                                                ---------------





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Modus Media International
1999 Management Incentive Plan
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
--------------------------------------------------------------------------------------------------------
  3. Support and participate in the successful certification of  Project timeline    Support from ISO
     ISO 9002 for the Raleigh facility.                          Organizational
                                                                 priority
                                                                 Resources to
                                                                 manage needs



 Timing:  Final certification by 10/31/99



 Year-end Achievement:                                                               Year-end Rating
 ---------------------                                                               ---------------


--------------------------------------------------------------------------------------------------------





                                        Individual MBO Rating
                                        ---------------------
                    MBO #1
                                              -------
                    MBO #2
                                              -------
                    MBO #3
                                              -------



IX.  Below, designate an overall 1999 final rating for MBO performance
     -----------------------------------------------------------------



                             1999 Overall MBO Rating
                             -----------------------




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                            Weekly Reporting Template

Solution Center:  OCS Worldwide
Week Ended:       10/22/1999


                  Software    Hardware   On-Demand   Resp Mgmt    Channel          Offset    US$
                    Mfg.      Assembly      Mfg.     & Fulfill   Prog Mgmt   OCS    Print   Total
                  ---------------------------------------------------------------------------------
Month To Date:

1. Billings
                  ---------------------------------------------------------------------------------
2. GL Revenue                                                                                    0
                  ---------------------------------------------------------------------------------
3. Shipments                                                              $472,812         472,812
                  ---------------------------------------------------------------------------------



Notes

--------------------------------------
Input information only in yellow areas
--------------------------------------


Definitions

1. Billings    Include only the net amount of invoices billed to third parties for the current calendar month



2. GL Revenue  Balance in your general ledger for third party sales (Acct
               4000XX) for the current calendar month



3. Shipments   Net value of any items shipped to third parties (billed or unbilled) for the current calendar month